SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  January 17, 2007

J.P. MORGAN ACCEPTANCE CORPORATION I (as depositor under the Pooling and Servicing Agreement, relating to the J.P. Morgan Mortgage Acquisition Trust 2006-CW2, Asset Backed Pass-Through Certificates, Series 2006-CW2)

J.P. MORTGAGE MORTGAGE ACQUISITION TRUST 2006-CW2
(Exact name of Issuing Entity as specified in its charter)

J.P. MORGAN ACCEPTANCE CORPORATION I
(Exact name of Depositor as specified in its charter)

J.P. MORGAN MORTGAGE ACQUISITION CORP.
(Exact name of Sponsor as specified in its charter)
Delaware	333-130192-13	13-3475488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 834-3850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated August 23, 2006, in connection with the issuance of J.P. Morgan Mortgage Acquisition Trust Asset Backed Pass-Through Certificates, Series 2006-CW2.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1*

Pooling and Servicing Agreement, dated as of July 1, 2006, by and among J.P. Morgan Acceptance Corporation I, as depositor, J.P. Morgan Mortgage Acquisition Corp., as seller, Wells Fargo Bank, N.A., as securities administrator and servicer and U.S. Bank National Association, as trustee.

4.2

The Swap Confirmation, Swap Schedule and ISDA Master Agreement, each dated as of August 8, 2006 by and between JPMorgan Chase Bank, National Association and Wells Fargo Bank, N.A., not in its individual capacity but solely as securities administrator on behalf of the J.P. Morgan Mortgage Acquisition Trust 2006-CW2 supplemental interest trust.

* Incorporated by reference to the corresponding exhibit to the Registrant’s Current Report on Form 8-K filed on August 23, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN ACCEPTANCE CORPORATION I,

By:/s/ Paul H. White
Name: Paul H. White
Title:   Vice President

Dated:  January 17, 2007